EXHIBIT 99.1


    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the filing of the Quarterly Report on Form 10-QSB for the quarter ended September 30, 2002 (the "Report") by Global Business Services, Inc., the undersigned hereby certifies that:

1.   The Report complies in all material respects with the requirements of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Registrant.

Dated:  November 14, 2002

                                    /s/ Stephen M. Thompson
                                    -------------------------------------
                                    Name:  Stephen M. Thompson
                                    Title:  Chief Executive Officer

                                    /s/ Seth Horn
                                    -------------------------------------
                                    Name:  Seth Horn
                                    Title:  Chief Financial Officer